UNITED STATES

SECURITIES EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 15, 2015

ERF WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

     2911 South Shore Blvd., Suite 100, League City, Texas 77573

(Address of principal executive offices)         (Zip Code)

          (281) 538-2101

Registrant's telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2       FINANCIAL INFORMATION.

Item 2.02          Results of Operations and Financial Condition

The registrant, ERF Wireless, Inc. is referred to herein as “we” or “our.”

On April 15, 2015, we failed to complete and file our Form 10-K for our Fiscal Year ending December 31, 2014, on the prescribed due date due to a lack of adequate financial resources. We will continue the work required to complete and file our Form 10-K for Fiscal Year 2014 and intend to file it as soon as practical after we have adequate financial resources to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF Wireless, Inc.
By:	/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer

April 21, 2015